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                                                                  Exhibit 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the use of our report dated March 12, 1998 (and to all references to our Firm) included in or made a part of this registration statement filed on Form S-8 by Wilshire Financial Services Group, Inc. with the Securities and Exchange Commission.

                                        /s/ Arthur Andersen LLP

Los Angeles, California
June 5, 1998